UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 1, 2013
Tesoro Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-3473	95-0862768
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19100 Ridgewood Pkwy San Antonio, Texas	78259-1828
(Address of principal executive offices)	(Zip Code)

(210) 626-6000
(Registrant’s telephone number,
including area code)

Not Applicable
(Former name or former address, if
changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

As reported in a Current Report on Form 8-K filed by Tesoro Corporation (the “Company”) on June 3, 2013 (the “Original Filing”), the Company completed the acquisition of BP’s integrated Southern California refining, marketing and logistics business (the “Carson Acquisition”) on June 1, 2013. This Amendment No. 1 (the “Amendment”) is being filed to amend Items 2.01 and 9.01 of the Original Filing to provide the required audited financial statements related to the Carson Acquisition and related unaudited pro forma financial information.

Item 2.01	Completion of Acquisition or Disposition of Assets.

As previously reported in the Original Filing, the Company completed the acquisition of the Carson Refining, Marketing and Logistics Business.

The audited combined financial statements related to the Carson Acquisition as of and for the year ended December 31, 2012 are filed as Exhibit 99.1 to this Current Report on Form 8-K and the related unaudited combined financial statements as of March 31, 2013 and for the three months ended March 31, 2013 and 2012 are filed as Exhibit 99.2 to this Current Report on Form 8-K and each is incorporated herein by reference. The unaudited pro forma condensed combined consolidated financial information for the transactions (as defined in Exhibit 99.3) as of and for the three months ended March 31, 2013 and for the year ended December 31, 2012 are filed as Exhibit 99.3 to this Current Report on Form 8-K and are incorporated herein by reference. Throughout the exhibits to this Current Report on Form 8-K, including exhibits 99.1, 99.2 and 23.1, the term Cooper is used to describe the Carson Refining, Marketing and Logistics Business.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

Annual Combined Financial Statements of the BP Southern California Refining, Marketing and Logistics Business, a copy of which is filed as Exhibit 99.1 to the Amendment.
Quarterly Unaudited Combined Financial Statements of the Southern California Refining, Marketing and Logistics Business, a copy of which is filed as Exhibit 99.2 to the Amendment.

(b) Pro Forma Financial Information.

Unaudited Pro Forma Condensed Combined Consolidated Financial Information, a copy of which is filed as Exhibit 99.3 to the Amendment.

(d) Exhibits.

23.1	Consent of Ernst & Young LLP.
99.1	Annual Combined Financial Statements of the BP Southern California Refining, Marketing and Logistics Business.
99.2	Quarterly Unaudited Combined Financial Statements of the BP Southern California Refining, Marketing and Logistics Business.
99.3	Unaudited Pro Forma Condensed Combined Consolidated Financial Information.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: August 2, 2013

TESORO CORPORATION
By:	/s/ G. SCOTT SPENDLOVE
G. Scott Spendlove
Senior Vice President and Chief Financial Officer

Index to Exhibits

Exhibit Number	Description of the Exhibit
23.1	Consent of Ernst & Young LLP.
99.1	Annual Combined Financial Statements of the BP Southern California Refining, Marketing and Logistics Business.
99.2	Quarterly Unaudited Combined Financial Statements of the BP Southern California Refining, Marketing and Logistics Business.
99.3	Unaudited Pro Forma Condensed Combined Consolidated Financial Information.

4